Exhibit 99.1

Chesapeake Utilities Corporation AGA Financial ForumMay 17-18, 2010

Forward Looking Statements

Safe Harbor Statement

Some of the Statements in this document concerning future company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation's 2009 Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today's discussion.

REG G Disclosure

Today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake's performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide helpful comparison for an investor's evaluation purposes.

Gross Margin

Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities. Other companies may calculate gross margin in a different manner.

Net Income Excluding Merger Costs and FPU Results

Certain net income information excludes all merger-related costs incurred in connection with the FPU merger from net income as reported in accordance with GAAP. Certain other net income information further excludes the result of operations of FPU for the period from the merger closing (October 28, 2009) to December 31, 2009 from net income as reported in accordance with GAAP.

In addition, certain information is presented, which includes operating statistics of FPU prior to the merger with Chesapeake.



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Generating Solid Results… Delivering Superior Value

Organic Growth

- Expand our natural gas and electric distribution and transmission services into new geographic areas within our current service territories and beyond
- Expand our propane distribution business by leveraging our community gas system strategy and our bulk delivery expertise
- Pursue other *organic* growth opportunities that generate returns equal to or greater than our cost of capital

Acquisitions

- Pursue strategic acquisitions

Efficiencies and Performance Improvement

- Enhance marketing and communication channels to attract new customers and provide reliable and responsive customer service to existing customers
- Utilize expertise across our various businesses to improve overall performance

Financial Strategy

- Maintain a capital structure that enables us to access attractively priced capital
- Maintain a consistent and competitive dividend

Our strategy is to grow earnings from a stable utility foundation and invest in related businesses and services that provide opportunities for returns greater than traditional regulated returns.

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4 2009 Net Income and Earnings Per Share Growth Record Net IncomeOne-year growth rate of 16.8% (19.8% excluding merger costs)Five-year growth rate (annual compound growth rate) of 10.4% (12.1% excluding merger costs) 5.6% EPS and 10.4% NI Diluted EPS Diluted EPS Reported $2.15 Excluding Merger Costs $2.31 Record Earnings Per Share One-year growth rate of 8.6% (11.2% excluding merger costs)Five-year growth rate (annual compound growth rate) of 5.6% (7.1% excluding merger costs)

5 First Quarter 2010 versus 2009 Earnings Record Net Income and EPS growth of 63% and 18.5%, respectivelyChesapeake's standalone earnings and EPS grew 11% and 9%, respectively, over 2009 For the quarter ended March 31, (in thousands except per share amounts) 2010 2009 Change Operating Income Regulated 17,516 $ 9,497 $ 8,019 $ Unregulated 7,760 6,592 1,168 Other 122 (123) 245 Total Operating Income 25,398 15,966 9,432 Other Income Net of Other 115 33 82 Interest Charges 2,363 1,642 721 Income Before Taxes 23,150 14,357 8,793 Income Taxes 9,176 5,764 3,412 Net income 13,974 $ 8,593 $ 5,381 $ Diluted Earnings Per Share 1.47 $ 1.24 $ 0.23 $

6 Our Profile (CHART) (CHART) Note: Customer data reflects 3 months ended March 31, 2010. (CHART)

7 Increased Scale and Scope Increased Scale and Scope

8 Business Structure Electric DistributionFlorida Public Utilities Company Regulated, 89% Unregulated, 9%

Natural Gas Distribution Delmarva Customer Growth 9 2009 Industrial Customer Additions Delaware Technical and Community College Campus Local Hospital Various Manufacturing Plants

Natural Gas Distribution Delmarva Recent Developments

Mountaire Farms

- On March 15, 2010, Delmarva Natural Gas operation signed an agreement with Mountaire
- Provides natural gas service to a poultry processing plant in Millsboro, DE
- Anticipated annual margin to equate to approximately 850 average residential customers
- Service is expected to begin mid year
- One step closer to reaching the beach with natural gas

TETCO

- On April 8, 2010 executed a new precedent agreement pursuant to which we will secure 40,000 dekatherms of natural gas by 2012 from TETCO's TEAM Project
- Gas will originate in the Rockies and the Marcellus Shale area
- Represents opportunity to increase supply diversity and reliability
- Enables to further grow and meet customer demand

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11 Natural Gas Distribution Florida Accomplishments Successfully settled two rate casesCFG received approval for $2.5 million in new revenueFPU received approval for an $8 million increaseCFG completed a 10-mile distribution system expansion in Citrus and Hernando Counties CFG received FPSC approval to implement a pilot program aimed at promoting renewable energy - solar water heaters backed up by natural gasFPU's central Florida operations converted 6 schools from propane to natural gas

Natural Gas Transmission Growth *Represents annualized revenues. 12 137% increase 2009 Accomplishments 2010 Opportunities 2009 expansion completed 2010 expansion project Contracts with Valero executed Interconnection with Texas Eastern

13 Propane Distribution and Marketing - Executing in all three areas Propane Distribution and Marketing - Executing in all three areas Successful Acquisition of Virginia LP Gas resulting in 1,000 customers added Continued to grow our CGS Systems 390 CGS customers added in 2010 Successful marketing programs Volatility in the Propane Market benefits Xeron Combined operations in Florida

14 Natural Gas Marketing - Building on its foundation Key 2009 Accomplishments Growth on the Delmarva PeninsulaService to the Valero refineryAutomation of manual processes

15 Advanced Information Services Key 2009 AccomplishmentsLooking for recurring revenue opportunitiesImplemented cost containment practicesStreamlined existing processesEnhanced employees' technical skills

16 Status of the Merger Integration Status of the Merger Integration

17 Return on Equity Our returns have been impressive despite pressure on the regulated side to reduce allowable returns.

(in thousands) Capital Expenditures 18 We have invested $170 million in capital expenditures over the last five years and are projected to invest an additional $53.9 million in capital expenditures in 2010.

Total Capitalization 19 Equity/Permanent Capitalization 57.0% 58.5% 62.8% 56.9% 61.0% Equity/Total Capitalization 46.0% 51.1% 50.6% 49.4% 56.1% We are strongly capitalized and not highly leveraged, enabling us to make the capital investments to continue to capture new growth.

20 Balance Sheet Strength Committed to:Solid equity capitalizationTarget is 50-60%; we are on target.Strong liquidityTotal short-term debt capacity of approximately $130 million at competitively priced rates; $100 million availableRedeemed two of five FPU series of first mortgage bonds at more attractive terms and conditions; plans in place to redeem two additional seriesAccess to capital at competitive pricesStrong equity capitalization, liquidity and access to capital support our growth strategy

Competitive and Consistent Dividend 21 Future dividends are at the discretion of the Board and are based upon achieved and expected earnings growth

22 Generating Increased Shareholder Value Our shareholders have experienced solid returns on their Chesapeake investmentsThe strategic combination of Chesapeake and Florida Public Utilities Company adds value for our shareholders and increases opportunities for our customers, employees and the communities we serveChesapeake has performed well relative to its peers and the broader market Growth in Investment Growth in Earnings Growth in Dividend and Shareholder Value

Demonstrated Results - Increased Shareholder Value 23 Over the last ten years, our market capitalization has grown by over 200 percent. Most recently, our merger with FPU increased our market capitalization by $76 million.

25 Future Growth Drivers Sustain above average residential customer growth on Delmarva Pursue opportunities to add new commercial and industrial customers that enhance growth Implement approved natural gas rate cases Possible ESNG system expansions to meet customer growth Execution of Community Gas System strategy Possible expansions to new areas in and beyond current service territories Sustain propane margins Restore profitability of BravePoint Execution of merger integration plan

Organic Growth. Right on Target. Acquisitions. Performance Improvements. Efficiencies. Increased Shareholder Value. Enhanced Earnings.

Chesapeake Utilities Corporation Appendices

28 Chesapeake Historical & Pro Forma Quarterly Information Please see footnotes to Historical Quarterly & Pro-Forma Quarterly information on page 30.

29 FPU Historical & Pro Forma Quarterly Information Please see footnotes to Historical Quarterly & Pro-Forma Quarterly information on page 30.

30 Footnotes to Historical & Pro Forma Quarterly Data Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison pu rposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for comparison purposes, the following items: Certain net income and earnings per share information is presented, which excludes for c omparison purposes, the following items: - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operati ons of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesap eake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to consummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Transaction costs - the costs to co nsummate the merger between Chesapeake and FPU and integrate operations of the two companies following the merger, which have been expensed; - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension cur tailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-tim e charge related to curtailment of FPU's pension plan; and - Pension curtailment - the one-time charge related to curtailment of FPU's pension plan; and - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above it ems. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. - Income tax effect - income tax effect of the above items. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information , which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP finan cial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an altern ative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determine d in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Net income and earnings per share information, which excludes the above items, are non-GAAP financial measures and should not be considered an alternative to net income and earnings per share determined in accordance with GAAP. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been conve rted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stoc k to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented hav e been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, w hich represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to th e average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. Also for comparison purposes, FPU's average shares outstanding for all periods presented have been converted using the conversion ratio of 0.405, which represents the exchange ratio for each share of FPU common stock to Chesapeake common stock at the merger. FPU's earnings per share information for all periods presented have been computed using this conversion to the average outstanding shares. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflec ts the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating income by segment for all periods presented reflects the new segments. As a result of the merger with FPU, Chesapeake changed its operating segments. Chesapeake's operating in come by segment for all periods presented reflects the new segments. Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 20 09 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effe ctive date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeak e's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). Chesapeake's results for the fourth quarter of 2009 include the results of FPU's operations from the effective date of the merger (October 28, 2009). FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FP U did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period. FPU did not file a Form 10-Q for the third quarter of 2009 and did not issue a press release to announce its quarterly results for the period.